UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2006

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2006, the Compensation and Executive Personnel Committee of the Board of Directors ("Board") of Avery Dennison Corporation ("Company") approved annual equity awards for executive officers, including stock options and restricted stock units with dividend equivalents.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2006, the Board, upon recommendation of the Nominating and Governance Committee, amended the Bylaws of the Company. Among the changes to the Bylaws, the Board:

> Deleted a provision from Section 8 of Article II that established a plurality voting standard for all director elections.

> Amended Section 14 of Article II to provide additional information to stockholders related to the election of directors.

> Added a new Section 15 to Article II to establish a majority voting standard to elect directors in uncontested elections. Under the new majority voting standard, nominees for director must receive more votes for than against their election to be elected to the Board, unless one or more stockholder nominees are competing for Board seats, in which case directors will be elected by plurality vote. If a nominee, who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board, which may be conditioned on Board acceptance.

> Added a new Section 16 to Article II, which requires nominees for director to provide certain information to the Company to be eligible for election or re-election.

The foregoing is a summary of the Bylaw changes. This summary is qualified in its entirety by reference to the Bylaws, as amended and restated and filed as Exhibit 3.2.1 hereto, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following are filed as Exhibits to this Report:

3.2.1 - Bylaws, as amended and restated
10.19.1 - Forms of Restricted Stock Unit Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

December 13, 2006	By:	/s/ Robert G. van Schoonenberg

Name: Robert G. van Schoonenberg
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.2.1	Exhibit 3.2.1 Bylaws, as amended and restated
10.19.1	Forms of Restricted Stock Unit Agreement